UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 26, 2006

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-31698	48-1009756

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (913) 661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 26, 2006, Brooke Corporation (Nasdaq: BXXX) issued a press release announcing its financial results for the second quarter period ended June 30, 2006.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01	Other Events.

On July 27, 2006, Brooke Corporation issued a press release announcing the declaration by its Board of Directors of a $.18 per share quarterly cash dividend on its common stock. The dividend will be paid on August 24, 2006, to shareholders of record as of the close of business on August 10, 2006. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The press releases may contain forward-looking statements.  All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission.  A more complete description of Brooke’s business is provided in Brooke Corporation’s most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1 Press Release dated July 26, 2006 announcing financial results for the second quarter period ended June 30, 2006.

Exhibit 99.2 Press Release dated July 27, 2006 announcing a quarterly cash dividend.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date : 07/27/06
BROOKE CORPORATION

/s/ Anita F. Larson

Anita F. Larson
President and Chief Operating Officer

Exhibit

99.1 Press Release issued by BROOKE CORPORATION on July 26, 2006.
99.2 Press Release issued by BROOKE CORPORATION on July 27, 2006.